UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 5, 2006
ELKCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341	75-1217920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas	75254-1491

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 851-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
      Reference is hereby made to the Registration Statement on Form 8-A filed by ElkCorp (formerly known as Elcor Corporation) (the “Company”) with the Securities and Exchange Commission on May 29, 1998, relating to the Rights Agreement by and between the Company and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (the “Rights Agent”), dated as of July 7, 1998 (the “Rights Agreement”). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.
      On November 5, 2006, the Board of Directors of the Company approved an amendment to the Rights Agreement (the “Amendment”). The Rights Agreement previously provided that, with certain exceptions, an “Acquiring Person” shall be defined as any person or group of affiliated or associated persons that is the beneficial owner of 15% or more of the outstanding shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”). The Amendment lowers the beneficial ownership threshold for an Acquiring Person to 10%, thereby providing that an Acquiring Person shall be any person or group of affiliated or associated persons that is the beneficial owner of 10% or more of the outstanding shares of Common Stock. The Amendment includes an exception for persons or groups of affiliated or associated persons who beneficially own, as of November 5, 2006, 10% or more of the outstanding shares of Common Stock, unless and until any such person or group acquires additional shares of Common Stock after November 5, 2006.
      The Rights Agreement provides that certain institutional investors will not be deemed to be the beneficial owner of shares of Common Stock held by them for the benefit of third parties or in customer accounts so long as (a) the Board of Directors of the Company shall not have determined that such shares were acquired by or are held by such institutional investor with the purpose or effect of changing or influencing control of the Company or evading certain securities law reporting requirements and (b) such shares, together with all other shares of Common Stock beneficially owned by such institutional investor and its affiliates and associates, shall not exceed 20% of the outstanding shares of Common Stock. The Amendment does not alter this provision.
      The foregoing description is qualified in its entirety by reference to the Rights Agreement and the Amendment, which are filed as Exhibits 4.1 and 4.2, and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
      On November 6, 2006, the Company issued a press release announcing that it was exploring strategic alternatives, which could include a possible merger or sale of the Company, and that the Company had retained UBS Investment Bank to assist in this process. In addition, the Company announced that it had adopted the Amendment to the Rights Agreement. The foregoing description is qualified in its entirety by the full text of the press release, which is included herein as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
      (d) Exhibits.
      See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler

	Name:	David G. Sisler
	Title:	Senior Vice President, General Counsel and Secretary
Date: November 6, 2006

INDEX OF EXHIBITS

Number	Exhibit
4.1	Rights Agreement, dated as of July 7, 1998, between ElkCorp (formerly Elcor Corporation) and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 26, 1998)

4.2	Amendment to Rights Agreement, dated as of November 5, 2006, by and between ElkCorp and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

99.1	Press Release, dated November 6, 2006